UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 5, 2006

                          Eaton Laboratories, Inc.
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               (Name of Small Business Issuer in its Charter)

            Nevada                    333-76242            45-0487463
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 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

             500 N. Rainbow, Suite 300, Las Vegas, NV  89107
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                (Address of principal executive offices)

                             (702) 221-1953
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                       (Issuer's telephone number)


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On October 5, 2006, the Company issued a press release concerning the spin off IVPSA, its wholly owned subsidiary. The press release is attached hereto as Exhibit 99.6.

Item 8.01  Other Events.

The Board of Directors for Eaton Laboratories announced the declaration of a special stock dividend through which Eaton Laboratories will spin off its wholly-owned subsidiary, IVPSA, Inc. a Nevada corporation to its own shareholders, in the same proportion as they own stock in Eaton Laboratories.

Record shareholders of Eaton Laboratories as of the close of business on October 11, 2006, will receive one (1) common share, par value $0.001, of IVPSA, Inc. common stock for every share of Eaton Laboratories common stock owned. The IVPSA stock dividend will be based on 10,873,750 shares of Eaton Laboratories common stock that are issued and outstanding as of the record date. Following the issuance of the stock dividend, IVPSA will have 10,873,750 common shares issued and outstanding. The stock dividend is payable on October 30, 2006.

Eaton Laboratories will retain no ownership in IVPSA, Inc. following the issuance of the stock dividend. Further, IVPSA will no longer be a subsidiary of Eaton Laboratories. IVPSA will be a non-reporting private company, that has yet to commence its operations, has no revenues and will be owned by the same shareholders of Eaton Laboratories.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.6 - A copy of the press release is furnished as Exhibit 99.6 to this Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Eaton Laboratories, Inc.
                                ------------------------
                                      Registrant

                                By: /s/ T. J. Jesky
                                ------------------------------------
                                 Name:  T. J. Jesky
                                Title:  President/Director

Dated:  October 5, 2006

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